Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Spherion Corporation (the “Company”) on Form 10-Q for the period ending June 27, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roy G. Krause, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roy G. Krause
Roy G. Krause
President and Chief Operating Officer
August 11, 2003

This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Spherion Corporation for purposes of the Securities Exchange Act of 1934.  A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Spherion Corporation and will be retained by Spherion Corporation and furnished to the Securities and Exchange Commission or its staff upon request.